UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2012

SOMAXON PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51665	20-0161599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10935 Vista Sorrento Parkway, Suite 250, San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 876-6500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

(a) On July 17, 2012, Somaxon Pharmaceuticals, Inc. (“Somaxon”) and its licensor ProCom One, Inc. (“ProCom”) entered into a Settlement and License Agreement (the “Mylan Agreement”) with Mylan Inc. and its subsidiary, Mylan Pharmaceuticals, Inc. (collectively, “Mylan”) to resolve the pending patent litigation between the parties involving Mylan’s application seeking approval to market a generic version of Silenor® (doxepin) 3 mg and 6 mg tablets. Pursuant to the Mylan Agreement, Somaxon entered into a Manufacturing Services Agreement (the “Mylan Supply Agreement” and collectively with the Mylan Agreement, the “Mylan Agreements”) with Mylan Pharmaceuticals, Inc. for the supply of Silenor 3 mg and 6 mg tablets for commercial use.

Under the Mylan Agreement, Somaxon agreed to grant Mylan an exclusive, royalty-bearing license under the patents that are the subject of the litigation, U.S. Patent Nos. 6,211,229 and 7,915,307 (the “Litigated Patents”), to sell an authorized generic version of Silenor under Somaxon’s New Drug Application in the United States for a limited period beginning January 1, 2020, or earlier under certain circumstances. Such circumstances include the sale in the United States of a generic equivalent version of Silenor by a third party, and a substantial decline in Silenor prescription volume that is not within Somaxon’s sole control, subject to a formula included in the Mylan Agreement.

After Mylan’s license to sell such authorized generic product expires, Mylan will have a non-exclusive, royalty-bearing license to sell a generic version of Silenor under Mylan’s Abbreviated New Drug Application in the United States.

The Mylan Agreement provides that Somaxon and Mylan will not pursue litigation activities related to the pending litigation and will file a stipulated consent judgment and joint motion to dismiss the pending litigation with respect to Mylan within three business days following the execution of the Mylan Agreement. Under the Mylan Agreement, Somaxon will make payments to Mylan in recognition of the savings inuring to Somaxon in terms of the avoidance of costs and burden associated with prosecuting the litigation. The Mylan Agreement provides that Somaxon and Mylan will submit the Mylan Agreements to the U.S. Federal Trade Commission and the U.S. Department of Justice within ten business days following the date of execution.

Under the Mylan Supply Agreement, Somaxon has agreed to purchase from Mylan certain minimum amounts of its commercial requirements of Silenor 3 mg and 6 mg tablets. Somaxon has also granted to Mylan a right of first negotiation with respect to the manufacture of commercial quantities of any additional branded pharmaceutical product containing doxepin as the sole active pharmaceutical ingredient, to the extent such product is to be manufactured by a third party. The initial term of the Mylan Supply Agreement is as specified in the Mylan Supply Agreement and will automatically be renewed unless terminated by either party upon prior written notice prior to the expiration of the initial term or any renewal term. Somaxon has the right to terminate the Mylan Supply Agreement upon prior written notice if a generic form of Silenor is launched in the United States or in the event that any governmental agency takes any action, or raises any objection, that prevents Somaxon from importing, exporting, purchasing or selling Silenor. Mylan has the right to terminate the Mylan Supply Agreement upon prior written notice if a generic form of Silenor is launched in the United States (other than by Mylan in breach of the Mylan Agreement). Each of Somaxon and Mylan may terminate the Mylan Supply Agreement in the event of a material breach of the Mylan Supply Agreement by the other party, unless the material breach is cured within a specified period after written notice, in the event of a breach of the Mylan Agreement by the other party, or in the event of a force majeure event that prevents the other party’s performance for a specified period. In addition, either party may immediately terminate the Mylan Supply Agreement upon written notice if (1) the other party is declared insolvent or bankrupt by a court of competent jurisdiction, (2) a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by the other party or (3) the Mylan Supply Agreement is assigned by such other party for the benefit of creditors.

The Mylan Agreements also contain provisions regarding indemnification, confidentiality, dispute resolution and other customary provisions for agreements of these kinds.

(b) On July 17, 2012, Somaxon and ProCom entered into a Settlement and License Agreement (the “Par Agreement”) with Par Pharmaceutical Companies, Inc. and its subsidiary Par Pharmaceutical, Inc. (collectively, “Par”) to resolve the pending patent litigation between the parties involving Par’s application seeking approval to market a generic version of Silenor 3 mg and 6 mg tablets.

Under the Par Agreement, Somaxon agreed to grant Par a non-exclusive license under the Litigated Patents to sell a generic version of Silenor in the United States 180 days after the earlier of the date that a third party’s generic version of Silenor is first sold in the United States under a license from Somaxon or a final court decision that the Litigated Patents are not infringed, invalid or unenforceable, or earlier under certain circumstances. Par will be required to pay Somaxon royalties on its net sales of such generic product until a date specified in the Par Agreement.

The Par Agreement provides that Somaxon and Par will not pursue litigation activities related to the pending litigation and will file a stipulated consent judgment and joint motion to dismiss the pending litigation with respect to Par within three business days following the execution of the Par Agreement. Somaxon and Par will submit the Par Agreement to the U.S. Federal Trade Commission and the U.S. Department of Justice within ten business days following the date of execution.

The Par Agreement also contains provisions regarding indemnification, confidentiality, dispute resolution and other customary provisions for an agreement of this kind.

(c) On July 18, 2012, Somaxon and ProCom entered into a Settlement and License Agreement (the “Zydus Agreement”) with Cadila Healthcare Limited and Zydus Pharmaceuticals (USA), Inc. (collectively, “Zydus”) to resolve the pending patent litigation between the parties involving Zydus Pharmaceuticals (USA), Inc.’s application seeking approval to market a generic version of Silenor 3 mg and 6 mg tablets.

Under the Zydus Agreement, Somaxon agreed to grant Zydus a non-exclusive license under the Litigated Patents to sell a generic version of Silenor in the United States 180 days after the earlier of the date that a third party’s generic version of Silenor is first sold in the United States under a license from Somaxon or a final court decision that the Litigated Patents are not infringed, invalid or unenforceable, or earlier under certain circumstances. Zydus will be required to pay Somaxon royalties on its net sales of such generic product until a date specified in the Zydus Agreement. Zydus will also be required to pay to Somaxon liquidated damages specified in the Zydus Agreement under certain circumstances.

The Zydus Agreement provides that Somaxon and Zydus will not pursue litigation activities related to the pending litigation and will file a stipulated consent judgment and joint motion to dismiss the pending litigation with respect to Zydus within three business days following the execution of the Zydus Agreement. Somaxon and Zydus will submit the Zydus Agreement to the U.S. Federal Trade Commission and the U.S. Department of Justice within ten business days following the date of execution.

The Zydus Agreement also contains provisions regarding indemnification, confidentiality, dispute resolution and other customary provisions for an agreement of this kind.

The Mylan Agreement, the Mylan Supply Agreement, the Par Agreement and the Zydus Agreement, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, are incorporated herein by reference. The foregoing descriptions of the Mylan Agreement, the Mylan Supply Agreement, the Par Agreement and the Zydus Agreement do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1†	Settlement and License Agreement by and among Somaxon Pharmaceuticals, Inc., ProCom One, Inc., Mylan Inc. and Mylan Pharmaceuticals, Inc. dated July 17, 2012

10.2†	Manufacturing Services Agreement between Somaxon Pharmaceuticals, Inc. and Mylan Pharmaceuticals, Inc. dated July 17, 2012

10.3†	Settlement and License Agreement by and among Somaxon Pharmaceuticals, Inc., ProCom One, Inc., Par Pharmaceutical Companies, Inc. and Par Pharmaceutical, Inc. dated July 17, 2012

10.4†	Settlement and License Agreement by and among Somaxon Pharmaceuticals, Inc., ProCom One, Inc., Cadila Healthcare Limited (d/b/a Zydus Cadila) and Zydus Pharmaceuticals (USA), Inc. dated July 18, 2012

†	Confidential treatment has been requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMAXON PHARMACEUTICALS, INC.

Date: July 19, 2012

	By:	/s/ Matthew W. Onaitis
	Name:	Matthew W. Onaitis
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1†	Settlement and License Agreement by and among Somaxon Pharmaceuticals, Inc., ProCom One, Inc., Mylan Inc. and Mylan Pharmaceuticals, Inc. dated July 17, 2012

10.2†	Manufacturing Services Agreement between Somaxon Pharmaceuticals, Inc. and Mylan Pharmaceuticals, Inc. dated July 17, 2012

10.3†	Settlement and License Agreement by and among Somaxon Pharmaceuticals, Inc., ProCom One, Inc., Par Pharmaceutical Companies, Inc. and Par Pharmaceutical, Inc. dated July 17, 2012

10.4†	Settlement and License Agreement by and among Somaxon Pharmaceuticals, Inc., ProCom One, Inc., Cadila Healthcare Limited (d/b/a Zydus Cadila) and Zydus Pharmaceuticals (USA), Inc. dated July 18, 2012

†	Confidential treatment has been requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.